Exhibit 11
INDEPENDENT AUDITORS' CONSENT



The Board of Directors
VAM Institutional Funds, Inc.:

We consent to the use of our report incorporated herein by reference and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "Custodian; Counsel; Independent Auditors" in Part B of the Registration Statement


                                                       /s/ KPMG Peat Marwick LLP
                                                           KPMG Peat Marwick LLP


Minneapolis, Minnesota
August 25, 1998